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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 JANUARY 5, 2006
                                 DATE OF REPORT
                        (Date of earliest event reported)



                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                     1-8514                 95-3822631
(State or other jurisdiction of      (Commission           (I.R.S. Employer
 incorporation or organization)      File Number)          Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On January 5, 2006, Richard A. Werner, currently a Vice President of Smith International, Inc. (the "Company"), entered into an Amendment to his Employment Agreement dated May 1, 1991 with the Company (the "Amendment"). The Amendment provides for the continuation of the existing employment agreement between Mr. Werner and the Company until January 1, 2007, at which time a new employment agreement between the parties will be in force and effect.

         On January 5, 2006, the Company also signed an Employment Agreement (the "Agreement") with Mr. Werner for a period of one year, commencing January 1, 2007. The Agreement provides for an annual base salary of $150,000, subject to adjustment, eligibility to participate in all Company benefit plans and a perquisite payment of $1,558 per month. The Agreement may be terminated by either party with 30 days written notice.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SMITH INTERNATIONAL, INC.


Date: January 11, 2006              /s/ RICHARD E. CHANDLER, JR.
                                    --------------------------------------------

                                    By: Richard E. Chandler, Jr.
                                    Senior Vice President, General Counsel
                                    and Secretary